TRxADE

Digitalizing the Retail Pharmacy Experience

Investor Presentation
July 2022

NASDAQ:MEDS

Safe Harbor Statement

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risks include risks relating to agreements with third parties, including Coborn's and Galt Pharmaceuticals; dilution which may be caused by future offerings; our ability to raise funding in the future, as needed, and the terms of such funding; the planned benefits, expected users of, and projected revenues of our venture with Exchange Health; amounts we owe and may owe to Exchange Health in connection with the Joint Venture; security interests under certain of our credit arrangements; the fact that we are exploring strategic alternatives for our Bonum Health, Inc subsidiary; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company's stock repurchase program; the adoption of the Company's product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; increased inflation; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE HEALTH, INC.'s future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, TRxADE HEALTH, INC.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, TRxADE HEALTH, INC. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE HEALTH, INC., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (net income (loss) attributable to TRxADE HEALTH, Inc. before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA before stock-based compensation expense, litigation expenses, loss (gain) on inventory investment and loss (gain) on impairment of goodwill). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than TRxADE HEALTH, INC. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

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About TRxADE HEALTH, INC.

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 13,815+ registered members nationwide
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

TRxADE HEALTH, INC. (NASDAQ:MEDS)	
Share Price[1]	$1.65
Market Cap[1]	$13.5M
Revenues (TTM)[3]	$11.5M
Gross Margin (TTM)[3]	43.9%
Net Loss (TTM)[3]	$(4.2)M
Q2 2022 Adj. EBITDA[4]	$(1.1)M
Cash[2]	$1.0M
Debt[2]	$0.5M
Shares O/S[2]	8.2M
Float [2]	3.8M
Insider Ownership	54%

1) As of July 22, 2022
2) As of June 30, 2022
3) TTM = Trailing Twelve Months ended June 30, 2022
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as stock-based compensation expense, loss (gain) on inventory investment, litigation expenses and loss (gain) on impairment of goodwill. See appendix for reconciliation to GAAP.

Divisions of TRxADE HEALTH

Pharmaceutical Marketplaces (With Supporting B2B + Supporting Subsidiaries)[1]

Supplier-Pharmacy Marketplace Platform

Manufacturer-Distributor Marketplace Platform

Rx Distributor



BONUM HEALTH

COMMUNITY SPECIALTY PHARMACY

Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists and clinics compared to industry norms. Offer corresponding marketplace solution to manufacturers and distributors to further lower cost and increase pharmaceutical access.

Supporting Subsidiaries

Provide partner Pharmacies with ability to offer their uninsured and under insured patients access to over 650 medical doctors across 50 states. Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

1) Pie slices not representative of revenue mix between subsidiaries

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

U.S. Pharmaceutical Industry[1,2]

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~19,400 independent pharmacies in the U.S. that represent ~$67.1 Billion in drug purchases annually
- Targeted Medical Clinics that dispense pharmaceuticals total approximately 38,500 in the U.S. [5]

The Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with

Independent Pharmacy and Clinics Footprint



Growth Opportunity
TRxADE Registered Users
13,815+
52,000

Projected North America ePharmacy Market[4]
(USD Billion)

2021 – 2027 CAGR of 15.6%

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023; 2) National Community of Pharmacists Association's 2021 Digest 3) NCPA 2020 Digest Report; 4) KBV Research September 2021, and 5) AMPA.org and aad.org

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TRxADE Marketplace

Trxade.com (Distributor Pharmaceutical Supply Chain Platform)



Our Marketplace Solution:

- TRxADE's exchange platform offers a clear and concise interface that allows over 13,815+ registered members in 50 states to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)
- Recently launched medical division further extends platform capabilities to physicians and small healthcare facilities.

Selected Operational Metrics

TRxADE Platform

Our marketplace has over 72 national and regional pharmaceutical suppliers providing over 120,000 branded and generic drugs, including over the counter drugs and drugs available for purchase by pharmacists.

Metrics for the three month period ending June 30, 2022 compared to the same period in 2021:

- Registered users year-over-year increased 1,054 or 8%
- Revenue increased $123,430 or 11%
- Platform sales transactions increased 21%

Processed Sales Volume	21%	↑
Total Revenue	11%	↑
Registered Users	8%	↑
Unique Products listed	40%	↑

TRxADE Prime

The focus of Trxade Prime is to be the pharmaceutical supplier of choice for healthcare organizations of all sizes. Our expertise in the distribution of products extends to all healthcare markets including government organizations, hospitals, clinics, and independent pharmacies nationwide.

Metrics for the three month period ending June 30, 2022 compared to the same period in 2021:

- Processed sales increased 435%
- Unique buyers increased by 135%
- Number of orders increased 330%

Unique Buyers	135%	↑
Orders	330%	↑
Total Units Sold	713%	↑
Processed Sales	435%	↑

Marketplace User Supporting Divisions

Bonum Health

Tele Health Company offers individual and Employer sponsored patients access to certified medical providers 24/7/365 in 50 states

- Focus on uninsured and underinsured patients
- Has Partnerships with 1,000+ Retail chain and independent pharmacies partners with access to millions of new consumer subscribers.

Integra Pharma Solutions

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes supplying pharmaceuticals nationwide via its TRxADE Prime model.

- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Supplies pharmaceuticals, diabetic supplies, veterinary, PPE products and more
- Holds pharmaceuticals distributor licenses in 39 states

Community Specialty Pharmacy

Fully functional pharmacy with direct PBM contracts and 340B contracts servicing both insured and uninsured patients.

- Registered in 36 States
- Legitscript Certified
- Offers Medication therapy management (MTM) services and specialized care for patients suffering from chronic conditions
- Capability to provide turnkey solution to manufacturers, telehealth companies and employer groups

Selected Financials

- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform: 13,815+ registered members with continued platform development requiring minimal capital expenditures**

(USD $ in Millions)	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
Revenue	$3.3	$1.9
Gross Profit	$1.2	$0.8
Net Loss	$(1.1)	$(2.6)
Adjusted EBITDA (Loss) (1)	$(1.1)	$(1.2)
Cash & Cash Equivalents	$1.0	$4.5
Debt	$0.5	$0.0

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization and before stock-based compensation expense, loss (gain) on inventory investment, litigation expenses, and loss (gain) on impairment of goodwill. See appendix for a reconciliation of these amounts to GAAP and "Use of Non-GAAP Financial Information", above.


Quarterly Revenue
(USD $ in Thousands)
2,550
2,388
3,240
3,279
Q3 2021
Q4 2021
Q1 2022
Q2 2022


Annual Revenue
(USD $ in Thousands)
$2,913
$2,482
$2,931
$3,832
$7,436
$17,122
$9,989
2015
2016
2017
2018
2019
2020
2021

Management



Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation ("TRxADE Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu is also Chief Executive Officer of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company traded on Nasdaq under the symbol "AEHA", as well as a director of Oceantech Acquisition I Corp., traded on Nasdaq under the symbol "OTECU". Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Janet Huffman, Chief Financial Officer

Ms. Huffman joined TRxADE HEALTH, Inc in February of 2022. Ms. Huffman has served in various finance roles within the healthcare industry. In 2009, Ms. Huffman joined Infinity Home Care and served as Director of Finance and Regional Director of Operations until 2013. From 2013 to 2014, Ms. Huffman served as Director of Finance for Internal Medicine Associates and from 2014 to 2016, she served as Vice President of Finance for Family Home Health Services. Inc. Starting in February 2017 and continuing through January of 2020, Ms. Huffman served as the CFO for Signature Home Now, a Kentucky based healthcare company, in her role as CFO, Ms. Huffman supported the home health division providing financial and operational direction. In January of 2019, Ms. Huffman became one of the founders of Banyan Pediatric Care Centers, Inc, serving as its CFO; in 2021, Ms. Huffman led Banyan through a merger with Arboreta Healthcare Inc. continuing as its CFO until February of 2022. She obtained a Bachelor of Arts degree in accounting from the University of South Florida.

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Key Takeaways

NASDAQ:MEDS

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

A Tech Focused Healthcare Services Company

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 13,815+ registered members nationwide
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

Contact Us

TRxADE HEALTH, INC.
2420 Brunello Trace
Lutz , FL 34558
(800) 261-0281

www.trxadehealth.com

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Appendix:

Consolidated Balance Sheet

TRxADE HEALTH, INC.
Consolidated Balance Sheets
June 30, 2022 and December 31, 2021

	June 30, 2022	December 31, 2021
Assets		
Current Assets		
Cash	$ 962,227	$ 3,122,578
Accounts receivable, net	1,019,068	978,973
Inventory	127,139	56,279
Prepaid assets	363,623	216,414
Inventory deposits	875,321	-
Total Current Assets	3,347,378	4,374,244
Property plant and equipment, net	70,857	98,751
Intangible assets and capitalized software, net	1,057,972	-
Deposits	49,031	60,136
Operating lease right-of-use assets	1,147,222	1,233,033
Total Assets	$ 5,672,460	$ 5,766,164
Liabilities and Shareholders' Equity		
Current Liabilities		
Accounts payable	1,195,192	477,028
Accrued liabilities	437,285	270,437
Other current liabilities	14,199	-
Contingent funding liabilities	550,000	-
Current portion lease liabilities	183,066	178,561
Notes payable-- related party	166,667	-
Total Current liabilities	2,546,409	926,026
Long Term Liabilities		
Other Long-Term Liabilities --- Leases	988,185	1,069,965
Notes Payable	333,333	-
Total Liabilities	3,867,927	1,995,991
Stockholders' equity		
Series A preferred Stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding, as of June 30, 2022 and December 31, 2021.	-	-
Common stock, $0.00001 par value; 100,000,000 shares authorized; 8,181,041 and 8,166,457 shares issued and outstanding, as of June 30, 2022 and December 31, 2021, respectively	82	82
Additional paid-in capital	20,112,485	20,017,528
Retained deficit	(18,291,347)	(16,247,437)
Total	1,821,220	3,770,173
Non-controlling interest in subsidiary	(16,687)	-
Total stockholders' equity	1,804,533	3,770,173
Total liabilities and stockholders' Equity	$ 5,672,460	$ 5,766,164

Appendix:

Consolidated Statements of Operations

TRxADE HEALTH, INC.
Consolidated Statement of Operations
For the Three and Six months Ended June 30, 2022 and 2021

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Revenues	$ 3,278,729	$ 1,898,254	$ 6,519,001	$ 4,951,489
Cost of Sales	2,107,815	1,056,863	4,012,384	2,726,787
Gross Profit	1,170,914	841,391	2,506,617	2,224,702
Operating Expenses:				
Loss on inventory investment	-	1,225,141	-	1,225,141
Wage and salary expense	1,178,124	922,787	2,248,082	1,862,421
Professional fees	111,057	286,987	212,066	551,806
Accounting and legal Expense	139,858	203,712	376,079	363,759
Technology expense	298,062	124,583	543,847	339,473
General and administrative	546,919	647,769	1,198,221	1,095,945
Total operating expenses	2,274,020	3,410,979	4,578,295	5,438,545
Operating Loss	(1,103,106)	(2,569,588)	(2,071,678)	(3,213,843)
Nonoperating income (expense)				
Gain on disposal of asset	-	-	4,100	-
Interest expense	(9,155)	(8,688)	(10,519)	(15,952)
Total nonoperating expense	(9,155)	(8,688)	(6,419)	(15,952)
Net Loss	$ (1,112,261)	$ (2,578,276)	$ (2,078,097)	$ (3,229,795)
Net loss attributable to TRxADE Health, Inc.	(1,083,763)	(2,578,276)	(2,043,910)	(3,229,795)
Net loss attributable to non-controlling interests	(28,498)	-	(34,187)	-
Net loss per common share -- basic and diluted	$ (0.13)	(0.32)	$ (0.25)	$ (0.40)
Weighted average common shares outstanding - basic and diluted	8,181,041	8,122,206	8,179,591	8,107,864

Appendix:

Reconciliation of Net Income to Adj. EBITDA*

Reconciliation of Net Income(Loss) attributable to TRxADE HEALTH, Inc., to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA*

	For the three months ended June 30,		For the six months ended June 30,	
	2022	**2021**	**2022**	**2021**
Net Income (Loss) attributable to TRxADE HEALTH, INC.	$ (1,112,261)	$ (2,578,276)	$ (2,078,097)	$ (3,229,795)
Add (deduct):				
Interest, net	9,155	8,688	10,519	15,952
Depreciation and amortization	20,198	1,750	24,170	3,500
EBITDA	**$ (1,082,908)**	**$ (2,567,838)**	**$ (2,043,408)**	**$ (3,210,343)**
Add (deduct):				
Loss on Inventory Investment	-	1,225,141	-	1,225,141
Litigation Expenses	-	-	225,000	-
Stock-based compensation	29,216	161,808	94,082	335,793
Adjusted EBITDA *	**$ (1,053,692)**	**$ (1,180,889)**	**$ (1,724,326)**	**$ (1,649,409)**

* EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also “Use of Non-GAAP Financial Information”, above.